UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 18, 2018

LIBERTY TAX, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454
(Address of Principal Executive Offices) (Zip Code)

(757) 493-8855
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01. Entry into a Material Definitive Agreement.

On July 18, 2018, Liberty Tax, Inc. (the “Company”) and its subsidiaries entered into a Sixth Amendment (the “Sixth Amendment”) to the Revolving Credit and Term Loan Agreement with and among the lenders party thereto and SunTrust Bank, as administrative agent, dated as of April 30, 2012, as amended (the “Credit Agreement”). The Sixth Amendment provides for the consent of SunTrust Bank, as administrative agent, to the transaction described below in Item 8.01 hereof; provided that (i) such transaction will be consummated on or before July 31, 2018; (ii) Mr. Hewitt will not, after the consummation of such transaction, acquire ownership or control of securities possessing the power to appoint or elect a majority of the members of the Company’s Board of Directors (the “Board”); and (iii) Mr. Hewitt will, prior to or immediately upon consummation of such transaction, resign his position as Chairman and as a member of the Board.

The Sixth Amendment reduces the Aggregate Revolving Commitment Amount (as defined in the Credit Agreement) from $193,750,000 to $170,000,000. The Sixth Amendment also amends Section 2.2 and Section 2.13(e) of the Credit Agreement to provide that if there shall have occurred any delisting of the Company’s common stock from the NASDAQ Global Market® Exchange, the aggregate principal amount of all Revolving Loans (as defined in the Credit Agreement) would not be permitted to exceed $50,000,000 until such time as the Company has satisfied all requirements set forth in the Credit Agreement with respect to the Company’s fiscal year ended April 30, 2018.

The foregoing description of the Sixth Amendment is qualified in its entirety by reference to the full text of the Sixth Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 18, 2018, the Company received an anticipated letter from the Staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended April 30, 2018 (the “Form 10-K”), it is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires timely filing of periodic reports with the Securities and Exchange Commission (the “SEC”). The Letter also formally notified the Company that the Nasdaq Hearings Panel would consider this matter in rendering a determination regarding the Company’s continued listing on the Nasdaq Global Select Market.

The Company previously disclosed that it was unable to file the Form 10-K within the prescribed time period due to the Company’s recent engagement of Cherry Bekaert LLP as its new independent registered public accounting firm on June 28, 2018. The Company is working diligently to complete its delayed filings with the SEC and to regain compliance with the Rule as soon as possible.

The Company issued a press release on July 24, 2018 disclosing, among other things, receipt of the letter, a copy of which is attached hereto as Exhibit 99.1.

Item 8.01. Other Events.

On July 24, 2018, the Company announced that Mr. Hewitt entered into a stock purchase agreement (the “Stock Purchase Agreement”), dated July 19, 2018, to sell all of the shares of the Company’s Class A Common Stock and Class B Common Stock owned directly and indirectly by him (the “Sale”) to an unaffiliated third party, Vintage Tributum LP, an affiliate of Vintage Capital Management, LLC (“Vintage”). The Sale is expected to close promptly. In connection with the Sale, the shares of the Company’s Class B Common Stock will convert into shares of the Company’s Class A Common Stock, and no shares of the Company’s Class B Common Stock will remain outstanding. In addition to the Stock Purchase Agreement, Vintage also entered into a stock purchase agreement with other stockholders of the Company to purchase additional shares of Class A Common Stock of the Company.

In connection with the Sale, Mr. Hewitt agreed to tender his resignation to the Board and agreed to cause the following members of the Board previously elected to the Board by Mr. Hewitt to tender their resignations to the Board, in each case, effective upon the closing of the Sale: Gordon D’Angelo, Ellen M. McDowell, Nicole Ossenfort and John Seal. Ms. Ossenfort will continue to serve as the Company’s President and Chief Executive Officer following her resignation from the Board. Following the Sale, the Company will decrease the size of the Board to five members with one vacancy.

Also in connection with the Sale and at the request of Vintage, the Company agreed that the Board will take all necessary action to increase the size of the Board to nine directors, resulting in five vacancies. Vintage has indicated to the Company its intent to fill the five vacancies in the near term by the written consent of at least a majority of the outstanding shares of the Company’s Class A Common Stock (the “Written Consent”) and agreed that at least three of the individuals elected to fill the vacancies will, in Vintage’s reasonable judgment, meet the standards necessary for the Board to reasonably determine they are “independent” for purposes of the Nasdaq Listing Rules. It is expected that all of such newly-elected directors will stand for election as Class A directors at the Company’s next annual meeting of stockholders. The Company’s action to increase the size of the Board to nine directors will become effective on the date immediately prior to the effective date of the Written Consent.

The Company issued a press release on July 24, 2018 disclosing, among other things, Mr. Hewitt’s entry into the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Sixth Amendment to Revolving Credit and Term Loan Agreement dated July 18, 2018.

99.1	Press release, dated July 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY TAX, INC.

Date: July 24, 2018	By:	/s/ Nicole Ossenfort
Nicole Ossenfort
President and Chief Executive Officer